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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JULY 5, 2005

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                              5804 E. SLAUSON AVE.,
                               COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)

                           MARINE JET TECHNOLOGY CORP.
                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of
Section 27A of the  Securities  Act of 1933 and  Section  21E of the  Securities
Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face stiff competition, profitably manage our business, the financial strength of our customers, the continued acceptance of our existing and new products by our existing and new customers, the risks of foreign manufacturing, competitive and economic factors in the textile and apparel markets, the availability of raw materials, the ability to manage growth, weather-related delays, dependence on key personnel, general economic conditions, global manufacturing costs and restrictions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 5, 2005, Blue Holdings, Inc. (the "Company") entered into a ten-year License Agreement, effective July 1, 2005, with Yanuk Jeans, LLC ("Yanuk"). Under the terms of the License Agreement, the Company will be the exclusive licensor for the design, development, manufacture, sale, marketing and distribution of Yanuk's products to the wholesale and retail trade. The Company will pay to Yanuk a royalty of six percent (6%) of all net sales of the licensed products and shall pay a guaranteed minimum royalty on a quarterly basis as further outlined in the License Agreement. In addition, during the term of the License Agreement, the Company has the option to purchase from Yanuk the property licensed under the License Agreement, consisting of certain trademarks and a design patent, at the fair market value of such property on the date of the exercise of the purchase option. Yanuk is wholly-owned by Paul Guez, the Company's Chairman, Chief Executive Officer and President, and a majority shareholder. The License Agreement was approved by a majority of the Company's Board of Directors including all of its independent directors. The Company issued a press release announcing its entry into the License Agreement. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. None.

         (b)      PRO FORMA FINANCIAL INFORMATION. None.

         (c)      EXHIBITS.

                  10.1 License Agreement dated July 5, 2005, between Blue Holdings, Inc. and Yanuk Jeans, LLC.

                  99.1     Press  Release  issued by the  Registrant  on July 6,
                           2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLUE HOLDINGS, INC.


Date:  July 7, 2005                 By:    /s/ Patrick Chow
                                           -------------------------------------
                                           Patrick Chow, Chief Financial Officer
                                           and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                       DESCRIPTION OF EXHIBIT
--------------     -------------------------------------------------------------
     10.1          License Agreement dated July 5, 2005,  between Blue Holdings,
                   Inc. and Yanuk Jeans, LLC.
     99.1          Press Release issued by the Registrant on July 6, 2005.


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